EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in Registration Statement No. 333-07377 and No. 333-53400 of SPAR Group, Inc. on Form S-8 of our report dated March 2, 2001 appearing in this Annual Report on Form 10-K of SPAR Group, Inc. for the year ended December 31, 2000.



                                                      /s/ Ernst & Young LLP


Minneapolis, Minnesota
April 6, 2001